SEMI ANNUAL REPORT
APRIL 30, 1999
                                     [LOGO]
                                DEM EQUITY FUND
                          A DOMESTIC EMERGING MARKETS
                             INVESTMENT OPPORTUNITY
                                                         THE CHAPMAN FUNDS, INC.

A MESSAGE TO OUR SHAREHOLDERS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    With this semi-annual report, we are pleased to have completed a full year since the Fund's inception on 4/8/98. We are pleased that your Fund's Domestic Emerging Market strategy has outperformed its benchmark in a time of high domestic and global market volatility, and a time when investors favored large capitalization stocks. Total Fund market value has grown by over 20% during the last six months, due to market performance.

                         DEM EQUITY FUND TOTAL RETURN*
                              AS OF APRIL 30, 1999

                                                    6 MONTHS        1 YEAR       INCEPTION
                                                    ---------       ------       ----------
Investor Shares...................................     21.24%(1)     (5.20)%(1)      (2.73)%
                                                       25.99%(2)     (0.48)%(2)       2.10%

Institutional Shares..............................     26.08%        (0.34)%          2.24%

Russell 2000 Growth...............................     25.74%        (3.77)%         (1.64)%

------------------------

(1)   with sales charge

(2)   without sales charge

*Past performance does not predict future performance

    The U.S. economy gave another strong year of performance in 1998, despite global turmoil. The fourth quarter of 1998 was the strongest performing of the year. Both the S&P 500 and NASDAQ Composite finished the year at new highs, achieving four straight years of greater than 20% returns. The DJIA reached its new high in November, and closed December with greater than an 18% return. A strong December gain in small capitalization stocks enabled the Russell 2000 Growth Index to close the year in positive territory (+1.23%) and show gains in six of its twelve sectors. Technology was the winning sector with a 17.18% return. Overall, large capitalization stocks outperformed small capitalization stocks, and growth stocks outperformed value stocks. The fourth quarter GDP grew at a very strong 6.0% annual rate, unemployment ended the year at a low 4.3% rate, and inflation remained mild at 1.6% for the year. The Presidential impeachment trial did not appear to hurt the market, as consumer confidence and spending remained strong.

    The strong US economy continued through the first quarter of 1999, unharmed by the long-anticipated implementation of the European Monetary Union, Brazilian currency devaluation shocks and growing hostilities in Kosovo. Large capitalization stocks significantly outperformed small capitalization stocks during the first quarter and through four months in 1999. Growth stocks outperformed value stocks in the small capitalization arena with financial, energy, and consumer discretionary stocks dominating.

    Investors continued to move significantly higher cash inflows into both stock and bond funds in early 1999. The Federal Reserve decided to keep interest rates unchanged at their February and March meetings, and inflation remained mild. Surging valuations on Internet stock IPOs reflected investors' frenzy to participate in the "hot" sector of the market. Investors' love of large capitalization stocks showed itself with the DJIA closing above 10,000 for the first time on March 29. It continued to climb steadily throughout April, to close above 11,000 for the first time on May 3. However, the strong economy with low unemployment has moved investors toward a fear of the potential for rising interest rates and inflation, bringing volatility to the market. Federal Reserve Chairman, Alan Greenspan, continues to caution us that the remarkable productivity achieved by technology cannot continue at a pace sufficient to contain the need to raise consumer prices. As a result, the market continues to gyrate over whether the Federal Reserve will raise short-term interest rates in a preemptive strike against anticipated inflation.

    Within the portfolio, we have maintained a fully invested position with the cash position at 1.9% of assets on 4/30/99 compared to 1.7% on 11/1/98. The Fund continues to be weighted heaviest in the Technology, Consumer Discretionary and Financial Services sectors, as shown in the attached chart. Other sectors represented in your Fund include Producer Durables, Automobiles &
Transportation, Health Care, and Utilities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   PORTFOLIO WEIGHTINGS

Technology                       37.7%
Producer Durables                14.0%
Health Care                       0.6%
Financial Services               12.7%
Consumer Discretionary           28.4%
Cash                              1.9%
Auto & Transportation             4.2%
Other                             0.5%

    Portfolio composition now stands at 39 companies. We sold several positions of companies that changed ownership and no longer met the DEM criteria, including Pediatrix and Xylan. We also added numerous new positions in DEM companies. One of the companies, Solectron, performed so well that we took the gains on over 20% of the position to maintain the appropriate security weighting in the portfolio. We closed our position in LCC International due to its disappointing performance. We believed the money could be better deployed in other DEM companies. With the purchase of Primus Telecommunications Group, the DEM Equity Fund now has its first utility company.

    We expect market volatility to continue through 1999. Annual realignment of the Russell 2000 Index, which occurs in June, will eliminate many high market capitalization stocks that exceed the Index's parameters. These include several of the large, successful Internet stocks. The Index will then include new, smaller capitalization companies. This change will certainly impact the benchmark performance in the months to come and may add to the appearance of volatility. Although we may be facing a strong, but slowing domestic economy in 1999, we continue to believe that the best investment strategy ignores short-term market fluctuations and looks for long-term capital appreciation.

    We thank you for your confidence and the opportunity to earn your business.

                                          Respectfully submitted,

                                          /s/ Nathan A. Chapman, Jr.
       -------------------------------------------------------------------------

                                          Nathan A. Chapman, Jr.

                                          PRESIDENT

                      DEM EQUITY FUND PORTFOLIO HIGHLIGHTS
                  TOP TEN PORTFOLIO HOLDINGS* (AS OF 04/30/99)

Solectron Corporation.........................................................        8.8

Broadvision, Inc..............................................................        7.5

Ethan Allen Interiors, Inc....................................................        6.3

Computer Associates International, Inc........................................        6.1

Univision Communications, Inc.................................................        6.1

Popular, Inc..................................................................        5.4

Lattice Semiconductor Corp....................................................        4.7

The Wet Seal, Inc., Class A...................................................        4.7

Atlas Air, Inc................................................................        4.2

I2 Technologies, Inc..........................................................        3.9

------------------------

*   As a percentage of the portfolio's total net assets.

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF NET ASSETS--APRIL 30, 1999 (UNAUDITED)

                                                                                                       MARKET VALUE
SHARES                                                                                                   (NOTE 2)
---------                                                                                              ------------
           COMMON STOCK--98.4%

           AUTO & TRANSPORTATION--4.2%
           AIR TRANSPORTATION
   15,000    Atlas Air, Inc.(+)......................................................................   $  435,000
                                                                                                       ------------
           Total Auto & Transportation...............................................................      435,000
                                                                                                       ------------

           CONSUMER DISCRETIONARY--28.5%
           APPAREL
   18,500    Supreme International Corporation(+)....................................................      175,750
           COMPUTER RETAIL
    9,000    PC Connection, Inc.(+)..................................................................      138,938
           CONSUMER PRODUCTS
   10,000    Movado Group, Inc.......................................................................      241,250
           EDUCATION SERVICES
    2,000    Advantage Learnings, Inc.(+)............................................................       52,750
           ENTERTAINMENT
    1,000    BIG Entertainment(+)....................................................................       21,250
           ENVIRONMENTAL SERVICES
   10,000    ATG Inc.(+).............................................................................       80,000
           FINANCE: AUTOMOBILES
    9,000    Ugly Duckling Corporation(+)............................................................       59,625
           HOUSEHOLD FURNISHINGS
   13,000    Ethan Allen Interiors, Inc..............................................................      658,937
           RADIO & TV BROADCASTERS
   11,000    Univision Communications, Inc.(+).......................................................      636,625
           RENTAL/LEASING
    2,000    Neff Corporation(+).....................................................................       17,625
           RETAIL
   12,000    Wet Seal, Inc., Class A(+)..............................................................      489,000
           TEXTILES: APPAREL MANUFACTURERS
   15,000    The Warnaco Group, Inc., Class A........................................................      400,313
                                                                                                       ------------
           Total Consumer Discretionary..............................................................    2,972,063
                                                                                                       ------------

           FINANCIAL SERVICES--12.8%
           BANKS
    5,000    Carver Bancorp, Inc.....................................................................       46,250
   14,000  Doral Financial Corporation                                                                     246,750
    5,333  Oriental Financial Group, Inc.............................................................      153,657
   18,000  Popular, Inc..............................................................................      558,000
           FINANCIAL DATA PROCESSING
    3,000    Advent Software, Inc.(+)................................................................      184,875
           FINANCIAL SERVICES
    8,000    R&G Financial Corp., Class B............................................................      144,000
                                                                                                       ------------
           Total Financial Services..................................................................    1,333,532
                                                                                                       ------------

(+) Non income producing securities

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF NET ASSETS--APRIL 30, 1999 (UNAUDITED) (CONTINUED)

                                                                                                     MARKET VALUE
SHARES                                                                                                 (NOTE 2)
---------                                                                                            -------------
           COMMON STOCK--CONTINUED

           HEALTH CARE--.6%
           HEALTH CARE MANAGEMENT SERVICES
    3,500    Pediatrix Medical Group(+)............................................................  $      66,281
                                                                                                     -------------
           Total Health Care.......................................................................         66,281
                                                                                                     -------------

           PRODUCER DURABLE--14.1%
           PRODUCTION TECHNOLOGY EQUIPMENT
   19,000    Solectron Corporation(+)..............................................................        921,500
           TECHNOLOGY
    1,500    Gemstar International Group Limited(+)................................................        158,063
           TELECOMMUNICATION EQUIPMENT
   15,000    Mastec, Inc.(+).......................................................................        390,000
                                                                                                     -------------
           Total Producer Durable..................................................................      1,469,563
                                                                                                     -------------

           TECHNOLOGY--37.9%
           COMMUNICATIONS TECHNOLOGY
   25,000    Premisys Communications, Inc.(+)......................................................        212,500
    8,000  Startec Global Communications Corporation(+)............................................         80,500
           COMPUTER SERVICES SOFTWARE & SYSTEMS
    3,500    Aspect Development, Inc.(+)...........................................................         38,281
    7,000  Autodesk, Inc...........................................................................        208,250
   13,500  Broadvision, Inc.(+)....................................................................        783,844
    8,000  Complete Business Solutions, Inc.(+)....................................................        179,000
   15,000  Computer Associates International, Inc..................................................        640,312
   12,000  I2 Technologies, Inc.(+)................................................................        406,500
    5,000  IMR Global Corporation(+)...............................................................         86,250
   13,000  Intelligroup, Inc.(+)...................................................................         87,750
   20,000  Open Market, Inc.(+)....................................................................        270,000
           COMPUTER TECHNOLOGY
   12,000    CHS Electronics, Inc.(+)..............................................................         60,750
   23,000  Smart Modular Technologies, Inc.........................................................        307,625
    5,000  Nvidia Corporation(+)...................................................................         91,250
           ELECTRONICS: SEMI-CONDUCTORS
   12,000    Lattice Semiconductor Corporation.....................................................        490,500
                                                                                                     -------------
           Total Technology........................................................................      3,943,312
                                                                                                     -------------

           UTILITIES--.3%
           TELECOMMUNICATIONS
    2,000    Primus Telecommunications Group.......................................................  $      33,375
                                                                                                     -------------
           Total Telecommunications................................................................         33,375
                                                                                                     -------------
           Total Common Stock (Cost $9,934,974)--98.4%.............................................  $  10,253,126
                                                                                                     -------------

(+) Non income producing securities

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF NET ASSETS--APRIL 30, 1999 (UNAUDITED) (CONTINUED)

                                                                                                     MARKET VALUE
SHARES                                                                                                 (NOTE 2)
---------                                                                                            -------------
           COMMON STOCK--CONTINUED

           SHORT TERM INVESTMENTS--1.9%

           MONEY MARKET ACCOUNT--1.9%
  198,311    UMB Money Market Fiduciary Account....................................................  $     198,311
                                                                                                     -------------
           Total Money Market Account..............................................................        198,311
                                                                                                     -------------
           Total Investments in Securities--100.3%.................................................     10,451,437
           Other Assets Less Liabilities--(.3%)....................................................        (35,371)
                                                                                                     -------------
           Net assets--100.0%......................................................................  $  10,416,066
                                                                                                     -------------
                                                                                                     -------------

(+) Non income producing security

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF NET ASSETS--APRIL 30, 1999 (UNAUDITED) (CONTINUED)

Net Assets Consist of:
Paid-in capital.................................................................  $9,973,267
Accumulated net investment loss.................................................    (161,396)
Accumulated net realized gain on investments....................................     286,043
Net unrealized appreciation of investments......................................     318,152
                                                                                  ----------
                                                                                  $10,416,066
                                                                                  ----------
                                                                                  ----------
Net Asset Value and Redemption Price per:
  Institutional Shares
  ($10,221,294 / 699,791 shares outstanding)....................................  $    14.61
                                                                                  ----------
                                                                                  ----------
  Investor Shares
  ($194,772 / 13,353 shares outstanding)........................................  $    14.59
                                                                                  ----------
                                                                                  ----------
Offering Price Per Investor Shares:
  Net asset value...............................................................  $    14.59
  Sales Charge (maximum of 4.75% of offering price).............................         .73
                                                                                  ----------
  Offering price................................................................  $    15.32
                                                                                  ----------
                                                                                  ----------

+  Non income producing securities

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)

                                                                                                     FOR THE SIX
                                                                                                    MONTHS ENDING
                                                                                                    APRIL 30, 1999
                                                                                                    --------------
Investment Income:
  Dividends.......................................................................................   $     12,828
  Interest........................................................................................          2,914
                                                                                                    --------------
    Total investment income.......................................................................         15,742
                                                                                                    --------------
Expenses:
  Management and administrative fees (Note 3).....................................................         51,500
  Registration fees...............................................................................         24,044
  Transfer and dividend disbursing agent's fees (Note 3)..........................................         21,013
  Accounting fees.................................................................................         17,593
  Shareholder reports.............................................................................         17,050
  Distribution fees (Note 3)......................................................................         12,262
  Audit fees......................................................................................          8,613
  Director's fees (Note 6)........................................................................          7,495
  Custodian fees..................................................................................          2,390
  Other...........................................................................................         15,178
                                                                                                    --------------
    Total expenses................................................................................        177,138
                                                                                                    --------------
  Net investment loss.............................................................................       (161,396)
                                                                                                    --------------
Realized and Unrealized Gain on Investments:
  Realized gain on investment transactions........................................................        328,210
  Change in unrealized appreciation/depreciation of investments...................................      1,967,021
                                                                                                    --------------
    Net realized and unrealized gain on investments...............................................      2,295,231
                                                                                                    --------------
Net Increase In Net Assets Resulting From Operations..............................................   $  2,133,835
                                                                                                    --------------
                                                                                                    --------------

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                                  FOR THE PERIOD
                                                                                                     APRIL 8,
                                                                                                      1998(1)
                                                                                   FOR THE SIX        THROUGH
                                                                                   MONTHS ENDED     OCTOBER 31,
                                                                                  APRIL 30, 1999       1998
                                                                                  --------------  ---------------
Increase/(Decrease) in Net Assets:
Operations:
  Net investment loss...........................................................   $   (161,396)   $    (201,608)
  Net realized gain (loss) on investment transactions...........................        328,210          (42,167)
  Change in unrealized appreciation (depreciation) of investments...............      1,967,021       (1,648,870)
                                                                                  --------------  ---------------
    Net increase (decrease) in net assets from operations.......................      2,133,835       (1,892,645)
                                                                                  --------------  ---------------
Capital Share Transactions (Note 4):
  Proceeds from shares sold
    Institutional Shares........................................................            -0-       10,000,014
    Investor Shares.............................................................        141,642           50,832
                                                                                  --------------  ---------------
    Total proceeds from shares sold.............................................        141,642       10,050,846
                                                                                  --------------  ---------------
  Cost of shares repurchased
    Investor Shares.............................................................        (11,520)          (6,092)
                                                                                  --------------  ---------------
    Increase in net assets from capital share transactions......................        130,122       10,044,754
                                                                                  --------------  ---------------
  Total increase in net assets..................................................      2,263,957        8,152,109
                                                                                  --------------  ---------------
Net Assets:
  Beginning of period...........................................................      8,152,109               --
                                                                                  --------------  ---------------
  End of period.................................................................   $ 10,416,066    $   8,152,109
                                                                                  --------------  ---------------
                                                                                  --------------  ---------------

------------------------

1   Commencement of operations

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND--INVESTOR SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)

    The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited for the period ended October 31, 1998. It should be read in conjunction with the financial statements and notes thereto.

                                                     APRIL
                                                   8,1998(1)
                                 FOR THE SIX        THROUGH
                                 MONTHS ENDED     OCTOBER 31,
                                APRIL 30, 1999       1998
                                --------------   -------------
Per Share Operating
  Performance:
  Net asset value, beginning
    of period.................      $11.58          $14.29
                                    ------          ------
Income from Investment
  Operations:
  Net investment loss(2)......        (.25)           (.29)
  Net realized and unrealized
    gain (loss) on
    investments...............        3.26           (2.42)
                                    ------          ------
  Total from investment
    operations................        3.01           (2.71)
                                    ------          ------
Distributions:
  From net investment
    income....................         -0-             -0-
  From net realized gains on
    investments...............         -0-             -0-
  Return of capital...........         -0-             -0-
                                    ------          ------
  Total distributions.........         -0-             -0-
                                    ------          ------
  Net asset value, end of
    period....................      $14.59          $11.58
                                    ------          ------
                                    ------          ------
Total Return(3)...............       25.99%         (18.96)%

Ratios to Average Net
  Assets:(4)
  Expenses(5).................        3.85%           4.55%
  Net investment loss.........       (3.53)%         (4.31)%
  Expenses prior to voluntary
    expense waiver(5).........        4.10%           4.80%
Supplemental Data:
  Net Assets, end of period
    (000 omitted).............      $  195          $   45
  Portfolio turnover rate.....        9.37%          17.89%

------------------------

1   Commencement of operations.

2 Net investment loss per share was calculated using the average shares method.

3 Total Return represents the return that an investor would have earned on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions). It excludes the effect of sales load. This ratio has not been annualized.

4   Ratios have been annualized.

5 The Distributor has voluntarily agreed to limit the distribution fee to an aggregate of .25 % of average daily net assets of the Investor Shares. However, there is no guarantee that the distributor will continue to voluntarily limit the amount of such fee beyond fiscal year 1999.

See notes to financial statements.

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND--INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)

    The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited for the period ended October 31, 1998. It should be read in conjunction with the financial statements and notes thereto.

                                                    APRIL 8,
                                                    1998(1)
                                 FOR THE SIX        THROUGH
                                 MONTHS ENDED     OCTOBER 31,
                                APRIL 30, 1999        1998
                                --------------   --------------
Per Share Operating
  Performance:
  Net asset value, beginning
    of period.................     $ 11.58           $14.29
                                   -------           ------
Income from Investment
  Operations:
  Net investment loss(2)......        (.23)            (.29)
  Net realized and unrealized
    gain (loss) on
    investments...............        3.26            (2.42)
                                   -------           ------
  Total from investment
    operations................        3.03            (2.71)
                                   -------           ------
Distributions:
  From net investment
    income....................         -0-              -0-
  From net realized gains on
    investments...............         -0-              -0-
  Return of capital...........         -0-              -0-
                                   -------           ------
  Total distributions.........         -0-              -0-
                                   -------           ------
  Net asset value, end of
    period....................     $ 14.61           $11.58
                                   -------           ------
                                   -------           ------
Total Return(3)...............       26.08%          (18.96)%

Ratios to Average Net
  Assets:(4)
  Expenses....................        3.60%            4.30%
  Net investment loss.........       (3.28)%          (4.06)%
Supplemental Data:
  Net Assets, end of period
    (000 omitted).............     $10,221           $8,107
  Portfolio turnover rate.....        9.37%           17.89%

------------------------

1   Commencement of operations.

2 Net investment loss per share was calculated using the average shares method.

3 Total Return represents the return that an investor would have earned on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions). It excludes the effect of sales load. This ratio has not been annualized.

4   Ratios have been annualized.

See notes to financial statements.

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
Notes To Financial Statements--April 30, 1999 (Unaudited)

NOTE 1--GENERAL

The Chapman Funds, Inc. (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), containing diversified and non-diversified series. The Company currently offers six series; DEM Equity Fund (the "Fund"), DEM Index Fund, DEM Fixed Income Fund, DEM Multi Manager Equity Fund, U.S. Treasury Money Fund, and Institutional Cash Management Fund.

The Fund is a non-diversified portfolio that seeks aggressive long-term growth through capital appreciation from investments in companies that are controlled by African Americans, Asian Americans, Hispanic Americans or women ("DEM Companies"). The Fund, which commenced operations on April 8, 1998, offers two classes of shares, Institutional Shares and Investor Shares. The Institutional Shares are sold without a sales load, and the Investor Shares have a maximum 4.75% front-end sales load.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Security Valuation--Portfolio securities primarily traded on an exchange are valued at the last quoted sales price for that day. Securities traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued through valuations obtained from an independent pricing service or as determined in good faith by the Board of Directors. Investments in short-term securities having a maturity of 60 days or less are valued at amortized cost.

Federal Income Taxes--No provision for federal income taxes has been made since the Fund intends to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income.

Deferred Organization Costs--Costs incurred in connection with the Fund's organization have been capitalized and will be amortized on a straight-line basis over a five-year period.

Securities Transactions, Investment Income, Distributions, and Other--The Fund accounts for security transactions on a trade date basis. Realized gains and losses on sales of securities are determined using the specific identification method for both financial and income tax reporting purposes. Interest income and expenses are recorded on an accrual basis. Income and common expenses are allocated on a daily basis to each class based on its respective net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Use of Estimates in the Preparation of Financial Statements--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Chapman Capital Management, Inc. ("CCM"), a wholly-owned direct subsidiary of Chapman Capital Management Holdings, Inc., is the investment adviser for the Fund. The Fund pays CCM an advisory fee at an annual rate of .9 of 1% of the Fund's average weekly net assets, and an administration fee at an annual

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 1999 (UNAUDITED)

NOTE 3--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES (CONTINUED) rate of .15 of 1% of the Fund's average weekly net assets. For the six months ended April 30, 1999 expenses payable to CCM for advisory and administrative services was $51,500.

First Data Investor Services Group ("First Data") serves as the Fund's Transfer and Dividend Paying Agent (the "Transfer Agent"), and Accounting Agent pursuant to an Investment Company Services Agreement. As compensation for transfer agent services, the Fund pays First Data an account fee plus an additional class fee. As compensation for its accounting services, the Fund pays First Data a fee based on its average daily net assets plus an additional class fee.

For the six months ended April 30, 1999, The Chapman Co., an affiliate of CCM, earned commissions on sales of Investor Shares of $6,736, and received brokerage commissions related to Fund portfolio transactions of $3,915

Pursuant to Rule 12b-1 under the 1940 Act, the Distributor receives a fee under the Investor Shares Distribution Plan for stockholder service and distribution services at an annual rate of .75% (up to .25% service fee and .50% distribution fee) of the average daily net assets of the Fund attributable to the Investor Shares. The Distributor has voluntarily limited such fee of the Fund to an aggregate of .50% of average daily net assets (up to .25% service fee and .25% distribution fee). These voluntary limits are not contractual and could change. For the six months ended April 30, 1999, total distribution fees waived was $12,295. The Distributor also receives a fee under the Institutional Shares Distribution Plan for stockholder administrative and distribution services at an annual rate of .25% of the average daily net assets of the Fund attributable to the Institutional Shares. At April 30, 1999 expenses payable to The Chapman Co. for distribution services was $2,079.

NOTE 4--CAPITAL SHARE TRANSACTIONS

The Chapman Funds, Inc. is authorized to issue 10 billion full and fractional shares of common stock, par value $.001 per share, of which 1 billion shares are designated as DEM Equity Institutional Shares, and 1 billion shares are designated as DEM Equity Investor Shares. Transactions in shares of the respective classes were as follows:

                                                                                     FOR THE SIX MONTHS ENDED
                                                                                          APRIL 30, 1999
                                                                               ------------------------------------
                                                                                  INSTITUTIONAL
                                                                                     SHARES         INVESTOR SHARES
                                                                               -------------------  ---------------
Shares sold..................................................................          --                 10,532
Shares issued as reinvestment of dividends...................................          --                 --
Shares repurchased...........................................................          --                  1,095
                                                                                       ------             ------
Net increase in shares outstanding...........................................          --                  9,437
                                                                                       ------             ------
                                                                                       ------             ------

NOTE 5--INVESTMENT TRANSACTIONS

Excluding short-term obligations, purchases of investment securities aggregated $918,589 and proceeds from sales aggregated $973,241 during the six months ending April 30, 1999.

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 1999 (UNAUDITED)

NOTE 5--INVESTMENT TRANSACTIONS (CONTINUED)
The following balances are as of April 30, 1999:

                                                          TAX BASIS                                TAX BASIS
                                                            (NET)         TAX BASIS (GROSS)         (GROSS)
                                    COST FOR FEDERAL      UNREALIZED          UNREALIZED           UNREALIZED
                                   INCOME TAX PURPOSES   APPRECIATION        APPRECIATION        (DEPRECIATION)
                                   -------------------  --------------  ----------------------  ----------------
DEM Equity Fund..................     $   9,934,974       $  318,152         $  1,846,939           ($1,528,787)

NOTE 6--DIRECTOR'S FEES AND RELATED PARTIES

Certain officers and directors of the Company are "affiliated persons", as defined in the Investment Company Act of 1940, of the adviser. For the six months ended April 30, 1999, these "affiliated persons" did not receive any compensation from the Company.

Those directors who are not officers of the Company receive $1,000 compensation plus certain expenses from the Company for each Board of Directors meeting they attend. Total compensation and expenses paid to directors for the six months ended April 30, 1999 were $7,495.

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS
                            WHO HAVE RECEIVED A COPY
                       OF THE DEM EQUITY FUND PROSPECTUS
                                     [LOGO]
                               THE CHAPMAN FUNDS
                   A MEMBER OF THE CHAPMAN GROUP OF COMPANIES
                       TRANSFER AND DIVIDEND PAYING AGENT
                             AND ACCOUNTING AGENT:
                    FIRST DATA INVESTOR SERVICES GROUP, INC.
                               3200 HORIZON DRIVE
                                  PO BOX 61503
                           KING OF PRUSSIA, PA 19406
                                 (800) 441-6580
                              INVESTMENT ADVISOR:
                        CHAPMAN CAPITAL MANAGEMENT, INC.
                         WORLD TRADE CENTER--BALTIMORE
                      401 EAST PRATT STREET, 28(TH) FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656
                                   CUSTODIAN:
                                 UMB BANK, N.A.
                                928 GRAND AVENUE
                        KANSAS CITY, MISSOURI 64141-6226
                                  DISTRIBUTOR:
                              THE CHAPMAN COMPANY
                         WORLD TRADE CENTER--BALTIMORE
                      401 EAST PRATT STREET, 28(TH) FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656
        FOR SHAREHOLDER INQUIRIES CALL THE CHAPMAN CO. AT 1-800-752-1013
                                       OR
           FIRST DATA INVESTOR SERVICES GROUP, INC. AT 1-800-441-6580